UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

EUREKA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-54238 (Commission File Number)	27-3671639 (IRS Employer Identification No.)

3455 Forbes Avenue, Pittsburgh, Pennsylvania 15213
(Address of principal executive offices) (Zip Code)

(412) 681-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On September 16, 2014, Eureka Financial Corp. (the “Company”) issued a press release announcing that the Company’s Board of Directors has (1) authorized a stock repurchase program to acquire up to 10% of the Company’s outstanding common stock (or 122,547 shares) and (2) approved a regular quarterly cash dividend of $0.10 per share.  The $0.10 cash dividend will be paid, on or about October 31, 2014, to stockholders of record as of October 15, 2014.  For more information, reference is made to the Company’s press release dated September 16, 2014, a copy of which is attached to hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description
	99.1	Press Release dated September 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EUREKA FINANCIAL CORP.

Date: September 16, 2014	By:	/s/ Gary B. Pepper
Gary B. Pepper
Executive Vice President and Chief Financial Officer